Exhibit 99.1

Faraday Future Launches Survey to Solicit Opinions on Ticker Symbol Change from FFIE to FFAI

Los Angeles, CA (May 23, 2023) -- Faraday Future Intelligent Electric Inc. (Nasdaq: FFIE) (“Faraday Future”, “FF” or “Company”), a California-based global shared intelligent electric mobility ecosystem company, today announced that it is seeking public opinion through an online survey on changing FF’s stock ticker from “FFIE” to “FFAI.”

On May 2nd of this year, FF announced its Generative AI Product Stack to the public. The product stack combines FF’s foundational capabilities such as the Company’s computing platform, advanced operating system, ultra-fast internet connectivity, AI and natural language processing abilities, multiple displays, with generative AI capability designed to give extraordinary abilities to users. FF is one of the first automotive manufacturers to integrate and demonstrate generative AI capabilities in a vehicle.

Vehicle I.A.I (Internet, Autonomous Driving, Intelligence) and artificial intelligence research and development have always been FF’s core strategic focus. Today, these research and development achievements have become core highlights of the Company’s flagship FF 91. The Company intends to announce more details regarding its AI strategy at its FF 91 Final Launch & Faraday Future 2.0 event, set to occur on May 30th.

The “FFAI” ticker was the Company’s first choice when FF went public in 2021 on Nasdaq, but it was not available then. The Company recently learned that “FFAI” has become available again and management feels this name more accurately aligns with the core vision for the Company. Co-creation and sharing have always been the core principles upheld by FF, therefore the Company would like to solicit opinions from all stakeholders, enthusiasts, and other interested parties on whether to change the stock ticker to FFAI.

If you would like to express your opinion on this matter, please fill out the survey in the following link:

US

http://app-us.ff.com/ff-v3/forms/10ABC9?lang=en-US

CN

http://app-cn.faradayfuturecn.com/ff-v3/forms/10ABCS?lang=zh-CN

We will consolidate all opinions and submit proposed recommendations to the board of directors for their reference before making the final decision.

As intelligent electric vehicles become super robots, the driving experience and digital cockpit will be fully intelligent. FF believes AI will become the core competitiveness of the future mobility ecology and redefine the usage scenarios of future mobility products. As one of the world’s first intelligent electric vehicle manufacturers, FF has been committed to the research and development of AI technology platforms, applied to autonomous driving platforms and the third intelligent internet space.

Users can preorder an FF 91 vehicle via the FF Intelligent App or through our website (English):
https://www.ff.com/us/preorder/ or (Chinese): https://www.ff.com/cn/preorder/

Download the new FF Intelligent App (English):
https://apps.apple.com/us/app/id1454187098 or
https://play.google.com/store/apps/details?id=com.faradayfuture.online, (Chinese): http://appdownload.ff.com

ABOUT FARADAY FUTURE

FF is the pioneer of the Ultimate Intelligent TechLuxury ultra spire market in the intelligent EV era, and a disruptor of the traditional ultra-luxury car industry. FF is not just an EV company, but also a software-driven company of intelligent internet AI product.

FOLLOW FARADAY FUTURE:

https://www.ff.com/

https://www.ff.com/us/mobile-app/

https://twitter.com/FaradayFuture

https://www.facebook.com/faradayfuture/

https://www.instagram.com/faradayfuture/

www.linkedin.com/company/faradayfuture/

FORWARD LOOKING STATEMENTS

This press release “forward looking statements” within the meaning of the safe harbor provisions of the United States Private Securities Litigation Reform Act of 1995. When used in this press release, the words “estimates,” “projected,” “expects,” “anticipates,” “forecasts,” “plans,” “intends,” “believes,” “seeks,” “may,” “will,” “should,” “future,” “propose” and variations of these words or similar expressions (or the negative versions of such words or expressions) are intended to identify forward-looking statements. These forward-looking statements, which include statements regarding the Company’s ability to integrate generative AI capabilities in a vehicle and the Company’s ability to continue its research and development of AI technology platforms as applied to autonomous driving platforms and the third intelligent internet space, and the Company’s ability to meet its future production and delivery plan, and the development and success of Mission Farad and the Company’s co-creation and benefits co-sharing program, are not guarantees of future performance, conditions or results, and involve a number of known and unknown risks, uncertainties, assumptions and other important factors, many of which are outside the Company’s control, that could cause actual results or outcomes to differ materially from those discussed in the forward-looking statements. Important factors, among others, that may affect actual results or outcomes include whether the FF Top Holdings LLC Shareholder Agreement complies with Nasdaq listing requirements, including Nasdaq Listing Rule 5640 regarding voting rights, the market performance of the Company’s Common Stock, the Company’s ability to regain compliance with the Nasdaq listing requirements and the Company’s ability to execute definitive documentation in connection with and/or satisfy the conditions precedent and close on the various financings previously disclosed by the Company and anticipated additional financings, the failure of any of which could result in the Company seeking protection under the Bankruptcy Code; the Company’s ability to amend its certificate of incorporation to permit sufficient authorized shares to be issued in connection with the Company’s existing and contemplated financings; the ability of the Company to agree on definitive documents to effectuate the non-binding City of Huanggang Framework Agreement; the Company’s ability to remain in compliance with its public filing requirements under the Securities Exchange Act of 1934, as amended, and Nasdaq listing requirements and to continue to be listed on Nasdaq (including following the execution of the Shareholder Agreement); the outcome of the Securities and Exchange Commission (the “SEC”) investigation relating to the matters that were the subject of the Special Committee investigation and other litigation involving the Company; the Company’s ability to execute on its plans to develop and market its vehicles and the timing of these development programs (including timely receipt of parts and completion of crash tests); the Company’s estimates of the size of the markets for its vehicles and cost to bring those vehicles to market; the rate and degree of market acceptance of the Company’s vehicles; the success of other competing manufacturers; the performance and security of the Company’s vehicles; potential litigation involving the Company; the result of future financing efforts and general economic and market conditions impacting demand for the Company’s products; potential cost, headcount and salary reduction actions may not be sufficient or may not achieve their expected results; and the ability of the Company to attract and retain employees. The foregoing list of factors is not exhaustive. You should carefully consider the foregoing factors and the other risks and uncertainties described in the “Risk Factors” section of the Company’s registration statement on Form S-1 filed with the SEC on May 4, 2023, the “Risk Factors” section of the Company’s Form 10-Q filed with the SEC on May 10, 2023, the “Risk Factors” section of the Company’s Annual Report on Form 10-K filed with the SEC on March 9, 2023, and other documents filed by the Company from time to time with the SEC. These filings identify and address other important risks and uncertainties that could cause actual events and results to differ materially from those contained in the forward-looking statements. Forward-looking statements speak only as of the date they are made. Readers are cautioned not to put undue reliance on forward-looking statements, and the Company does not undertake any obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise, except as required by law.

Investors (English): ir@faradayfuture.com

Investors (Chinese): cn-ir@faradayfuture.com

Media: john.schilling@ff.com

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